QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

NATIONAL SEMICONDUCTOR CORPORATION
2003 EMPLOYEES STOCK PURCHASE PLAN

1.
TITLE OF PLAN

        The title of this plan is the National Semiconductor 2003 Employees Stock Purchase Plan and may be referred to hereinafter as the "Plan".

2.
PURPOSE

        The Plan is intended to encourage ownership of Common Stock of the Corporation by all Eligible Employees and to provide incentives for them to exert maximum efforts for the success of the Corporation on a consolidated basis. By extending to Eligible Employees the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its shareholders by making it possible for the Corporation to attract and retain qualified employees on a worldwide basis. The Plan is intended to qualify in the U.S. as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986 (the "Code").

3.
DEFINITIONS

        As used in this Plan:

  (a)
  "Base Compensation" means for employees of U.S. Participating Companies the basic or regular salary, plus all sales commissions, overtime, lead premiums and shift differential received from the employing Participating Company. Base Compensation means for employees of International Subsidiaries the basic or regular guaranteed compensation as determined in accordance with the policies and procedures of the employing Company. Base Compensation in either case excludes other forms of renumeration such as salary continuance, severance benefits, redundancy pay, termination indemnities and other post employment benefits.

  (b)
  "Board" means the Board of Directors of the Corporation.

  (c)
  "Brokerage Account" means the participant's stock account in the United States with a brokerage firm selected by the Corporation to which the Corporation transfers shares of Common Stock purchased under the Plan on behalf of the participant.

  (d)
  "Committee" means the Stock Option and Compensation Committee of the Board, which shall have a minimum of three members, none of whom (i) are employees of the Corporation (or any of its U.S. or International Subsidiaries); or (ii) have participated in the Plan within twelve (12) months of becoming a member of the Committee.

  (e)
  "Common Stock" means the $0.50 par value common stock of the Corporation.

  (f)
  "Company Share" means, with respect to Common Stock purchased on behalf of participants of Participating Companies which are International Subsidiaries on a Purchase Date for a Purchase Period, in U.S. dollars, the excess of the Fair Market Value of the Common Stock on the Purchase Date over the purchase price paid by the participant.

  (g)
  "Corporate Reorganization" means (i) the consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization; or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets or the complete liquidation or dissolution of the Corporation.

  (h)
  "Corporation" means National Semiconductor Corporation.

  (i)
  "Eligible Employee" means, for Participating Companies in the U.S., an individual reported on the payroll records of the Participating Company as a common law employee and excluding any individuals not treated as common law employees on the payroll records of the Participating Company even if a determination is subsequently made by the Internal Revenue Service, other governmental agency, a court or other tribunal that such individuals are common law employees of the Participating Company for purposes of pertinent Internal Revenue Code sections or for any other purpose. Eligible Employee means for Participating Companies which are International Subsidiaries, as determined by the Participating Company, any individual who is employed on a regular basis by the Participating Company and is on the payroll of the Participating Company. In either case, "Eligible Employee" shall exclude any employees who (i) are not permitted to participate by local law or regulation; (ii) directors of the Corporation; (iii) executive officers of the Corporation identified in the Corporation's Annual Report on Form 10-K filed with the Securities and Exchange Commission; or (iv) are otherwise excluded by the Participating Company under uniform and consistent rules.

  (j)
  "Fair Market Value" means the opening price of the Common Stock on the New York Stock Exchange on a given day or if there is no trading on that day, the opening price of the Common Stock on the New York Stock Exchange on the last preceding trading date.

  (k)
  "International Subsidiary" means any corporation with operations outside the United States in which the Corporation controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock.

  (l)
  "Offering Period" means a twelve (12) month period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined pursuant to Section 6(d).

  (m)
  "Participating Company" means (i) the Corporation; and (ii) each present and future International Subsidiary and U.S. Subsidiary that have adopted the Plan.

  (n)
  "Pay Period" means the pay period used by a Participating Company from time to time.

  (o)
  "Purchase Date" means, with respect to a Purchase Period, the last business day of each calendar quarter on the New York Stock Exchange.

  (p)
  "Purchase Period" means a three-month period in which payroll deductions may be made for the purchase of Common Stock under the Plan, as determined pursuant to Section 6(d).

  (q)
  "U.S. Subsidiary" means any corporation incorporated in the U.S. with operations and employees in the U.S. in which the Corporation controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of stock.

4.
STOCK SUBJECT TO THE PLAN

        The total number of shares of Common Stock which may be issued by the Corporation under the Plan is 8,000,000, which may be unissued shares, or shares reacquired by the Corporation, including shares bought by the Corporation on the market.

5.
ADMINISTRATION
(a)
The Plan shall be administered by each Participating Company in accordance with such terms, conditions and provisions as may be adopted by the Committee from time to time.

(b)
The Committee shall have the plenary power, subject to and within the limits of the express provisions of this Plan:

(i)
to construe and interpret the Plan and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power shall generally determine all questions of policy and expediency that may arise, may correct any defect, or supply any omission or reconcile any inconsistency in the Plan or in any instrument associated with the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

    (ii)
    to the extent not provided in this Plan, to establish the terms under which the Common Stock may be purchased.

6.
ENROLLMENT AND PARTICIPATION
(a)
After the Plan is adopted by the Participating Company, each Eligible Employee in the Participating Company shall be eligible for participation in the Plan at the next practicable Offering Period. Participation in the Plan is wholly voluntary. In order to participate in the Plan for a particular Offering Period, an Eligible Employee must complete the required enrollment information and submit it to the Participating Company before the final entry date for the Offering Period.

(b)
Enrollment applications for participation shall include at a minimum (i) a payroll deduction authorization specifying the amount of payroll deductions; (ii) an agreement to open a Brokerage Account and an authorization to have all shares of Common Stock purchased under the Plan on behalf of such participant transferred to the Brokerage Account; (iii) an agreement to be bound by all of the applicable terms and conditions of the Plan, any rules established thereunder, and the Brokerage Account terms and conditions; (iv) a notice that participation will continue unchanged in the Plan unless the employee is no longer an Eligible Employee, terminates from service, or notifies the Participating Company by filing the appropriate form that the employee wishes to change participation; and (v) any other information deemed necessary or desirable by the Participating Company. Enrollment applications for International Subsidiaries shall also include the following: (vi) a specification of the employee's tax residence and citizenship; (vii) an agreement that information obtained in connection with the employee's Plan participation may be communicated outside the country in which he or she is employed; (viii) a statement requesting treaty protection for purposes of any applicable United States withholding taxes on cash dividends, if any, earned on the Common Stock and, solely for such purposes, an agreement that the employee's identity may be disclosed to the taxing agency of the United States and the country in which the employee resides or is employed; and (ix) to the extent applicable, an authorization to have any required withholding taxes on the Participating Company Share withheld from the participant's wage payments. Where required by local law or regulation, enrollment applications will be in written form. The Participating Company shall periodically notify employees of the Plan and furnish enrollment applications when requested by employees and take other necessary or appropriate action to enroll Eligible Employees.

(c)
Once enrolled in the Plan, a participant shall continue to participate in the Plan and deductions shall continue in effect until the participant ceases to be an Eligible Employee, terminates from service for any reason, withdraws from the Plan or reaches the end of the Purchase Period in which his or her payroll deductions were discontinued under Section 11(b). A participant whose employee contributions were discontinued automatically under Section 11(b) shall automatically resume participation at the beginning of the earliest Purchase Period ending in the next calendar year, if he or she is then an Eligible Employee.

(d)
While the Plan is in effect, four overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the twelve (12) month periods commencing on each January 1, April 1, July 1, and October 1. While the Plan is in effect, four Purchase Periods shall commence in each calendar year. The Purchase Periods shall consist of the three-month periods commencing on each January 1, April 1, July 1, and October 1.

  (e)
  For purposes of calculating the Purchase Price under Section 10(a), the applicable Offering Period shall be determined as follows:

  (i)
  Once a participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Section 6(c) above or (C) re-enrollment for a subsequent Offering Period under paragraph (ii) or (iii) below.

  (ii)
  In the event that the Fair Market Value of the Common Stock on the first trading day of the Offering Period for which the participant is enrolled is higher than on the first trading day of any subsequent Offering Period, the participant shall automatically be re-enrolled for such subsequent Offering Period.

  (iii)
  Any other provision of the Plan notwithstanding, the Corporation (at its sole discretion) may determine prior to the commencement of any new Offering Period that all participants shall be re-enrolled for such new Offering Period.

  (iv)
  When a participant reaches the end of an Offering Period and his or her participation in the Plan is to continue, then such participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

7.
PAYROLL DEDUCTIONS

(a)
A participant may make payroll deductions under the Plan only through payroll deductions authorized by the participant. Subject to the limitations set forth in Section 11, a participant may elect payroll deductions under the Plan of up to ten percent (10%) of the participant's Base Compensation for a Purchase Period in multiples of one percent (1%).

(b)
Once a participant has enrolled, participation shall be on a continuing basis with payroll deductions at the level selected by the participant until changed by the participant or until the Plan has otherwise terminated.

(c)
The participant may change the election for the rate of payroll deductions from one Purchase Period to the next Purchase Period by filing with the Company the appropriate form before the final change date for the Purchase Period. Payroll deductions, however, will automatically cease upon termination for any reason of a participant's right to purchase Common Stock under this Plan.

(d)
A participant may withdraw from the Plan by filing with the participant's Participating Company the appropriate form prior to the close of a Purchase Period and receive a refund of the amount of payroll deductions credited to his or her account not yet used to purchase Common Stock. Once a participant has withdrawn from the Plan, a participant can only resume participation so long as he or she is an Eligible Employee by re-enrolling in the Plan by submitting the appropriate form before the final entry date for the subsequent Offering Period in which the participant wishes to resume participation.

(e)
The amounts collected from a participant through payroll deductions will be credited to the participant's individual account maintained on the Participating Company's books, but no separate account will actually be established to hold such amounts. Interest will not be paid on the outstanding balance credited to the book account. The amounts collected from each participant may be commingled with the general assets of the Participating Company and may be used for any corporate purpose. For participants employed by International Subsidiaries, such amounts will be held by the Participating Company in local currency until transferred to the Corporation.

  (f)
  No later than is practicable with respect to each Purchase Date for each Purchase Period, each Participating Company which is an International Subsidiary shall transfer to the Corporation the payroll deductions for Pay Periods included in the Purchase Period converted into U.S. dollars as of such Purchase Date for the purchase of shares of Common Stock.

8.
CHANGE IN EMPLOYMENT STATUS

(a)
Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan.

(b)
A transfer of a participant from one Participating Company to another Participating Company shall not be treated as a termination of employment. In such case, participation shall continue uninterrupted, although the purchase at the end of the Purchase Period in which the transfer occurs may be processed by more than one Participating Company. A transfer of a participant from a Participating Company to a non-Participating Company shall be treated as a withdrawal from the Plan effective at the end of the Purchase Period in which the transfer occurs. In such case, payroll deductions made prior to the transfer shall be used to purchase stock on behalf of the participant at the end of the applicable Purchase Period. The transfer of a division, facility, operation or trade or business of a Participating Company to an entity that is not a Participating Company shall be treated as an automatic withdrawal from the Plan with respect to the group of affected participants.

(c)
For purposes of the Plan, employment shall not be deemed to terminate when the participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Participating Company in writing. For U.S. Participating Companies, employment shall be deemed to terminate 90 days after the participant goes on a leave, unless a contract or statute guarantees his or her right to return to work, and employment shall be deemed to terminate in any event when the approved leave ends, unless the participant immediately returns to work. For Participating Companies that are International Subsidiaries, termination of employment in connection with the end of an approved leave shall be determined in accordance with the policies and procedures of the Participating Company.

(d)
In the event of the participant's death, payroll deductions which have not been used to purchase Common Stock shall be refunded through the Participating Company's payroll services to the individual or entity entitled to receive the participant's final paycheck.

9.
COMPANY SHARE

(a)
A Participating Company which is an International Subsidiary shall contribute an amount under the Plan on behalf of each participant who makes payroll deductions for the Purchase Period equal to the Company Share for that Purchase Period; provided, however, that no Company Share shall be paid for a Purchase Period on behalf of any participant who is not an Eligible Employee on the last day of the Purchase Period. The Company Share for the Purchase Period shall be paid to the Corporation in the same manner and at the same time as the corresponding payroll deductions, or as soon as administratively practicable thereafter.

(b)
In those countries where participants incur current tax and/or social charges liability on the Company Share when paid to the Corporation and local law permits the Participating Company to withhold such liability from current pay, a participant may be permitted to have withholding taken from pay earned, to the maximum extent permitted by law and as is administratively practicable.

10.
PURCHASE OF SHARES

(a)
The purchase price for each share of Common Stock purchased at the close of a Purchase Period shall be the lesser of:

(i)
85% of the Fair Market Value in U.S. Dollars of such share on the last trading day in such Purchase Period; or

(ii)
85% of the Fair Market Value of such share on the first trading day of the applicable Offering Period.

(b)
The number of shares purchasable per participant per Purchase Period will be the number of shares, including fractional shares if applicable, obtained by dividing the total amount credited for the participant's book account in U.S. dollars as of the Purchase Date for that Purchase Period by the purchase price in effect for such period. In the event that fractional shares cannot be credited to the participant's Brokerage Account, the Corporation shall transfer only whole shares of the Common Stock to the participant's Brokerage Account. Any amounts remaining in the participant's book account after such purchase shall be held and applied toward the purchase of shares of Common Stock in the next Purchase Period. Other than the limitations contained in Section 11, the Plan does not state a maximum or minimum number of shares that may be purchased by a participant.

(c)
No later than is practicable with respect to the Purchase Date for each Purchase Period, a Participating Company which is an International Subsidiary shall transfer to the Corporation payroll deductions and the Company Share made on behalf of participants for the purchase of shares of Common Stock.

(d)
Notwithstanding the foregoing or other provisions of the Plan to the contrary, in the event a participant is not an Eligible Employee on the last day of a Purchase Period or has ceased making payroll deductions during the Purchase Period, (i) no Common Stock will be purchased on behalf of the participant for the corresponding Purchase Period, (ii) no Company Share, if applicable, shall be paid on behalf of the participant and (iii) the Participating Company shall return all payroll deductions made by the participant for the Purchase Period (but no interest on such deductions).

(e)
As soon as practical after each Purchase Date, the Common Stock acquired on behalf of each participant shall be transferred to the participant's Brokerage Account.

(f)
At the close of each Purchase Period, each participant in the Plan will receive a report showing (i) the amount of payroll deductions credited to the participant's book account during such Purchase Period and applied to the purchase of Common Stock; (ii) the amount of the corresponding Company Share applied to the purchase of Common Stock for such Purchase Period; (iii) the purchase price per share in effect for such Purchase Period; and (iv) the amount of payroll deductions, if any, carried over to the next Purchase Period.

(g)
Should the total number of shares of Common Stock to be purchased on any particular Purchase Date exceed the number of shares then available for issuance under the Plan, the available shares will be allocated pro-rata on a uniform and non-discriminatory basis. The amount of payroll deductions not applied to the purchase of Common Stock shall be refunded to the participant in local currency by the Participating Company and amounts attributable to any Company Share will be refunded to the Participating Company in local currency by the Corporation.

(h)
Brokerage fees, transfer taxes, and any other expenses incident to the sale of Common Stock by a participant shall be deemed to be part of the cost of the sale of Common Stock. All such charges, as well as any Brokerage Account fees and any charges for the transfer of shares and the issuance and delivery of share certificates, shall be for the account of the participant.

  (i)
  To the extent required by applicable federal, state, local or foreign law, a participant shall make arrangements satisfactory to the Participating Company for the satisfaction of any withholding tax obligations that may arise in connection with the Plan. The Corporation shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

11.
LIMITATIONS ON STOCK OWNERSHIP

(a)
No participant shall be granted a right to purchase Common Stock under the Plan if such participant, immediately after his or her election to purchase the Common Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Corporation, computed in accordance with Section 423(b)(3) of the Internal Revenue Code.

(b)
No participant shall purchase Common Stock with a Fair Market Value in excess of the following limit:

(i)
In the case of Common Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) U.S. Dollars $25,000 less (B) the Fair Market Value of the Common Stock that the participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Corporation).

(ii)
In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) U.S. Dollars $50,000 less (B) the Fair Market Value of the Common Stock that the participant previously purchased (under this Plan and all other employee stock purchase plans of the Corporation) in the current calendar year and in the immediately preceding calendar year.

    For purposes of this subsection (b), the Fair Market Value of the Common Stock shall be determined in each case in U.S. Dollars as of the beginning of the Offering Period in which such Common Stock is purchased. If a participant is precluded by this Section 11(b) from purchasing additional Common Stock under the Plan, then his or her payroll deductions shall be automatically discontinued and shall resume at the beginning of the earliest Purchase Period ending in the next calendar year so long as he or she remains an Eligible Employee.

12.
TERMINATION FROM SERVICE OR OTHER EVENT DISQUALIFYING PARTICIPANT AS AN ELIGIBLE EMPLOYEE

        In the event a participant is not an Eligible Employee on the last day of a Purchase Period, (i) no Common Stock will be purchased on behalf of the participant for the corresponding Purchase Period; (ii) no Company Share, if applicable, shall be paid on behalf of the participant; and (iii) the Participating Company shall refund to the participant in local currency (or upon his or her death, to the individual or entity entitled to receive the participant's final paycheck) all payroll deductions credited to the participant's book account as of such date (but no interest on such deductions). A participant's Brokerage Account may continue to be maintained at the discretion of the Plan broker, subject to the procedures and rules established by the Brokerage Account.

13.
RIGHTS AND RESTRICTIONS APPLICABLE TO SHARES

(a)
A participant will have no rights as a stockholder with respect to shares of Common Stock subject to any purchase right held by such participant under the Plan until that right is exercised on the applicable Purchase Date, unless otherwise prohibited by local laws or regulations. No adjustments will be made for any dividends or distributions for which the record date is prior to the applicable Purchase Date.

  (b)
  All shares of Common Stock held in the participant's Brokerage Account may be voted by the participant.

  (c)
  In the event any transaction which is evidenced by the filing of a Statement on Schedule 14D-1 with the Securities and Exchange Commission under the United States Securities Exchange Act of 1934, or in the event of any other similar transaction (a "Tender Offer"), including, but not limited to, a "self-tender", then, all, any part or none of the Common Stock held in a participant's Brokerage Account shall be tendered and sold or exchanged pursuant to such Tender Offer at the direction of the participant in accordance with procedures established by the Brokerage Account.

  (d)
  Shares held or distributed by the Plan or the Plan broker may include such legends or may be subject to such terms, conditions, stop-transfer orders or other restrictions on transferability as the Corporation may reasonably require in order to assure compliance with the applicable (i) securities or other laws or regulations of any country or (ii) the terms of the Plan. Each person who has shares distributed to him or her from the Brokerage Account shall be issued a certificate for the shares which shall be registered in the name of the recipient, and may bear an appropriate legend reciting the terms, conditions, and restrictions applicable to such shares and may be subject to appropriate stop-transfer orders.

  (e)
  The Corporation and each Participating Company shall take all reasonable actions to assure that, as of the Purchase Date, the Corporation has an accurate list of all participants' amounts of payroll deductions credited to their book accounts and the number of shares to be credited to each participant's Brokerage Account. Each Participating Company agrees to render any reasonably necessary and appropriate assistance to assure a proper distribution of any cash dividends and reasonable compliance with applicable securities or other laws or regulations for each applicable country.

  (f)
  The Plan shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of stock or shares or of options, warrants or rights to purchase stock or shares or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect shares or the rights thereof or which are convertible into or exchangeable for shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.
RIGHTS NOT TRANSFERABLE

        The rights of any participant under the Plan, or any participant's interest in any Common Stock or monies to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by the laws of descent and distribution. If a participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by the laws of descent and distribution, then such act shall be treated as an election by the participant to withdraw from the Plan under Section 7(d).

15.
NO RIGHTS AS AN EMPLOYEE

        Nothing in the Plan or in any right granted under the Plan shall confer upon any participant any right to continue in the employ of the Corporation or a Participating Company for any period of specific duration or interfere with or otherwise affect or restrict in any way the rights of the Corporation, Participating Companies or of the participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause. The adoption and maintenance of the Plan shall not constitute an inducement to, or condition of the employment of any employee.

16.
ADJUSTMENT IN NUMBER OF SHARES AND IN PURCHASE PRICE

(a)
In the event there is any change in the shares of the Corporation through the declaration of stock dividends or a stock split-up, or through recapitalization resulting in share split-ups, or combinations or exchanges of shares, or otherwise, appropriate adjustments in the number of shares available for purchase, as well as the shares subject to purchase rights and the purchase price thereof, shall be made, provided that no fractional shares shall be subject to purchase and each purchase right shall be adjusted down to the nearest full share.

(b)
Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period(s) and Purchase Period(s) then in progress shall terminate and shares shall be purchased pursuant to Section 10, unless the Plan is continued or assumed by the surviving corporation or its parent corporation.

17.
ADMINISTRATION—SPECIFIC PROVISIONS

(a)
Each Participating Company shall have general responsibility for the administration and interpretation of the Plan for its employees and the Corporation shall have overall responsibility for the operation of the Plan in all countries. In the case of any inconsistency or conflict between a decision, determination, construction or interpretation by the Corporation and the Participating Company, the decision, determination, construction or interpretation by the Corporation shall control.

(b)
The Corporation and the Participating Company may engage such certified public accountants or legal counsel, and make use of such agents and clerical or other personnel, as the Corporation and/or the Participating Company shall require or may deem advisable for purposes of meeting their responsibilities under the Plan. The Corporation and/or the Participating Company may rely upon the written opinion of such counsel and such accountants or such other experts to which it reasonably delegates responsibilities. The Corporation and/or the Participating Company may delegate to any such agent its authority to perform any of its responsibilities hereunder; provided, however, that such delegation shall be subject to revocation at any time at the discretion of the Corporation and/or the Participating Company, as the case may be.

(c)
No employee, officer or member of the Board or equivalent governing body of the Corporation or any Participating Company shall be personally liable by reason of any contract or other instrument duly executed by him or her, or on his or her behalf, in respect of the Plan, nor for any mistake of judgment made in good faith.

18.
ADOPTION AND WITHDRAWAL BY PARTICIPATING COMPANIES

(a)
Any Participating Company may adopt the Plan by appropriate corporate or other action with the consent of the Corporation.

(b)
Any Participating Company may withdraw from its participation in the Plan by giving the Corporation prior notice specifying a withdrawal date which shall be at least sixty (60) days

    (or such shorter period as the Corporation may consent to) subsequent to the date such notice is received by the Corporation. The Corporation may terminate any Participating Company's participation in the Plan, as of any withdrawal date it specifies, for any reason, including, but not limited to, the failure of the Participating Company to pay the proper Company Share to the Corporation or to take appropriate action to assure compliance with any other provision of the Plan or with any applicable requirements of any country or agency. Notice of any withdrawal of a Participating Company from the Plan by the Corporation shall be given to the withdrawing Participating Company. The transfer of a Participating Company to an entity that is not a Participating Company shall be treated as a withdrawal of a Participating Company for purposes of this Section without further action by the Corporation or any Participating Company.

  (c)
  Upon the withdrawal of any Participating Company, no further payroll deductions or corresponding Company Share on behalf of affected participants shall be made for Pay Periods ending after the withdrawal date. All purchase rights of affected participants shall terminate as of such withdrawal date and no further shares shall be purchased on behalf of such affected participants after such withdrawal date. Any rights of participants or employees who had been or are employed by other Participating Companies shall be unaffected by such withdrawal. The withdrawing Participating Company shall refund to each affected participant in local currency the amount of payroll deductions credited to his or her book account not invested in shares of Common Stock as of the withdrawal date but thereafter no other amount shall be payable under the Plan to or in respect of any affected participants. The distribution of the payroll deductions in book accounts attributable to the employees of a withdrawing Participating Company shall constitute a complete discharge of all liabilities under the Plan with respect to such Participating Company's participation in the Plan and with respect to any affected participant or beneficiary.

  (d)
  Upon a Participating Company's withdrawal from the Plan, the Brokerage Accounts of affected participants shall continue to be maintained at the discretion of the broker under which the Brokerage Account is established, subject to procedures and rules established by the Brokerage Account.

19.
AMENDMENT OR TERMINATION OF THE PLAN

(a)
The Corporation reserves the right at any time, either prospectively or retroactively, to amend, suspend or terminate the Plan, any contributions thereunder, in whole or in part, and for any reason and without the consent of any participant, beneficiary or Participating Company. The Participating Company reserves the right, with the consent of the Corporation, at any time either prospectively or retroactively, to amend or suspend the Plan with respect to its employees working in a country, or any contributions thereunder, in whole or in part, and for any reason without the consent of any participant or beneficiary. No amendment may be made except upon approval of the shareholders of the Corporation which will increase the number of shares authorized for the Plan, alter the purchase price formula so as to reduce the purchase price for stock purchased under the Plan, otherwise materially increase the benefits accruing to Plan participants or materially modify the requirements for Plan participation. Notwithstanding the foregoing, the rights and obligations with respect to purchase rights at any time outstanding under the Plan may not be altered or impaired by any amendment or termination of the Plan. Notwithstanding the foregoing, and except as provided in Sections 18 and 19, no action shall reduce the amount of payroll deductions credited to any participant's book account prior to such action, nor otherwise materially and substantially diminish any participant's rights with respect to payroll deduction amounts credited to his or her book account under the Plan prior to such action, as determined by the Corporation or the Participating Company with the Corporation's consent, as the case may be. Prompt notice specifying the adoption date and effective date of any amendment, modification, suspension or termination of the Plan shall be given by the Corporation or the Participating Company, whichever adopts the action, to the other, and to all Participating Companies.

  (b)
  Upon complete termination of the Plan by the Corporation for all Participating Companies, no further payroll deductions or corresponding Company Share shall be made for Pay Periods ending after the effective date of termination (the "Termination Date"). All purchase rights of participants shall terminate as of such Termination Date and no further shares shall be purchased on behalf of such affected participants after such Termination Date.

  (c)
  Subject to receipt of such legal determinations, approvals or notifications as the Corporation may deem necessary or advisable for a country with the advice of the Participating Company, upon termination of the Plan for the Participating Company or by the Corporation for all Participating Companies, the entire balance of payroll deductions held for the book account of each participant in service shall be distributed to the participant (or, in the case of the participant's intervening death, to the individual or entity entitled to receive the participant's final paycheck) in a lump sum cash payment in local currency, in accordance with such other uniform terms and conditions as may be established by the Participating Company. The distribution of the payroll deduction amounts in such book accounts in cash in local currency as provided in this Section 19 shall constitute a complete discharge of all liabilities under the Plan. Distribution of amounts and shares held in the Brokerage Account upon termination of the Plan shall be subject to terms established by the Brokerage Account.

20.
GENERAL LIMITATIONS AND PROVISIONS

(a)
Each participant shall bear all risks in connection with any currency exchange fluctuations and any decrease in the value of the participant's Brokerage Account and amounts credited to participant's book account awaiting investment. Neither the Corporation, nor the Participating Company, nor any employee, officer or director thereof, shall be liable or responsible therefore.

(b)
Any Participating Company may cause to be made, as a condition prior to any payment in connection with the Plan, appropriate arrangements for the withholding of any taxes or social charges required for a country.

(c)
Each person who shall claim the right to any payment under the Plan shall be entitled to look only to the employing Participating Company for such payment and shall not have any right, claim or demand therefor against the Corporation or any employee, officer, director or agent thereof.

(d)
No amount payable at any time under the Plan shall be subject in any manner to alienation in any form or of any kind subject to the debts or liabilities of any person, and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall, or attempt to, alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any amount payable under the Plan or any part thereof or if, by reason of his or her bankruptcy or other event happening at any such time, such amount would be made subject to his or her debts or liabilities or would otherwise not be enjoyed by him or her, then the Participating Company, if it so elects, may direct that such amount be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his or her spouse, children or other dependents, or any of them, in such manner and proportion as the Participating Company may deem proper.

(e)
The Participating Company with consent of the Corporation may make such rules as deemed appropriate for handling payment of accounts to lost participants or beneficiaries.

  (f)
  If any Company Share or payroll deduction is paid by mistake of fact or law, an amount shall be returned at the direction of the Participating Company as soon as practicable in accordance with rules adopted by the Participating Company.

  (g)
  All elections, designations, requests, notices, instructions and other transmittals or communications from any person to the Corporation or any Participating Company required or permitted under the Plan shall be in writing, and communications will be deemed received under the rules established for the Plan for receipt of communications made in accordance with such procedures and forms as such companies respectively may establish.

  (h)
  Except as otherwise expressly required under the laws of a country, the Plan and all rights thereunder shall be governed by and construed in accordance with the laws of the state of Delaware, United States of America. Should any provision of this Plan be determined by a court of competent jurisdiction to be unlawful or unenforceable for a country, such determination shall in no way affect the application of that provision in any other country, or any of the remaining provisions of the Plan.

QuickLinks

  Exhibit 10.1
NATIONAL SEMICONDUCTOR CORPORATION 2003 EMPLOYEES STOCK PURCHASE PLAN